Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Consolidation, Policy
Principles of Consolidation
The consolidated financial statements include our accounts and the accounts of our majority-owned or controlled subsidiaries. The equity interests in these controlled subsidiaries not owned by us are reflected as noncontrolling interests in the consolidated financial statements. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements. Investments in entities that we do not control, and variable interest entities ("VIEs") in which we are not the primary beneficiary, are not consolidated and are reflected as investments in unconsolidated companies under the equity method of reporting.

Reclassifications	Reclassifications Certain amounts in the accompanying consolidated financial statements for 2012 and 2011 have been reclassified to conform to the 2013 consolidated financial statement presentation.
Real Estate, Policy
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Real Estate Investments
Rental real property, including land, land improvements, buildings and tenant improvements, are included in real estate investments and are generally stated at cost. Construction in process and undeveloped land are included in real estate investments and are stated at cost. Real estate investments also include our equity interests in unconsolidated joint ventures that own and operate rental properties and hold land for development.
Depreciation
Buildings and land improvements are depreciated on the straight-line method over their estimated lives not to exceed 40 and 15 years, respectively, for properties that we develop, and not to exceed 30 and 10 years, respectively, for acquired properties. Tenant improvement costs are depreciated using the straight-line method over the shorter of the useful life of the asset or term of the related lease.
Cost Capitalization
Direct and certain indirect costs clearly associated with the development, construction, leasing or expansion of real estate investments are capitalized as a cost of the property. In addition, all leasing commissions paid to third parties for new leases or lease renewals are capitalized. We capitalize a portion of our indirect costs associated with our construction, development and leasing efforts. In assessing the amount of direct and indirect costs to be capitalized, allocations are made based on estimates of the actual amount of time spent in each activity. We do not capitalize any costs attributable to downtime or to unsuccessful projects.
We capitalize direct and indirect project costs associated with the initial construction of a property up to the time the property is substantially complete and ready for its intended use. In addition, we capitalize costs, including real estate taxes, insurance, and utilities, that have been allocated to vacant space based on the square footage of the portion of the building not held available for immediate occupancy during the extended lease-up periods after construction of the building shell has been completed if costs are being incurred to ready the vacant space for its intended use. If costs and activities incurred to ready the vacant space cease, then cost capitalization is also discontinued until such activities are resumed. Once necessary work has been completed on a vacant space, project costs are no longer capitalized.
We cease capitalization of all project costs on extended lease-up periods when significant activities have ceased, which does not exceed the shorter of a one-year period after the completion of the building shell or when the property attains 90% occupancy.
Impairment
We evaluate our real estate assets, with the exception of those that are classified as held-for-sale, for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. If such an evaluation is considered necessary, we compare the carrying amount of that real estate asset, or asset group, with the expected undiscounted cash flows that are directly associated with, and that are expected to arise as a direct result of, the use and eventual disposition of that asset, or asset group. Our estimate of the expected future cash flows used in testing for impairment is based on, among other things, our estimates regarding future market conditions, rental rates, occupancy levels, costs of tenant improvements, leasing commissions and other tenant concessions, assumptions regarding the residual value of our properties at the end of our anticipated holding period and the length of our anticipated holding period and is, therefore, subjective by nature. These assumptions could differ materially from actual results. If our strategy changes or if market conditions otherwise dictate a reduction in the holding period and an earlier sale date, an impairment loss could be recognized and such loss could be material. To the extent the carrying amount of a real estate asset, or asset group, exceeds the associated estimate of undiscounted cash flows, an impairment loss is recorded to reduce the carrying value of the asset to its fair value.
The determination of the fair value of real estate assets is also highly subjective, especially in markets where there is a lack of recent comparable transactions. We primarily utilize the income approach to estimate the fair value of our income producing real estate assets. We utilize marketplace participant assumptions to estimate the fair value of a real estate asset when an impairment charge is required to be measured. The estimation of future cash flows, as well as the selection of the discount rate and exit capitalization rate used in applying the income approach, are highly subjective measures in estimating fair value.
Real estate assets classified as held-for-sale are reported at the lower of their carrying value or their fair value, less estimated costs to sell. Once a property is designated as held-for-sale, no further depreciation expense is recorded.
Purchase Accounting
We expense acquisition related costs immediately as period costs. We record assets acquired in step acquisitions at their full fair value and record a gain or loss, within acquisition-related activity in our consolidated Statements of Operations, for the difference between the fair value and the carrying value of our existing equity interest. Additionally, contingencies arising from a business combination are recorded at fair value if the acquisition date fair value can be determined during the measurement period.
We allocate the purchase price of acquired properties to tangible and identified intangible assets based on their respective fair values, using all pertinent information available at the date of acquisition. The allocation to tangible assets (buildings, tenant improvements and land) is based upon management's determination of the value of the property as if it were vacant. This “as-if vacant” value is estimated using an income, or discounted cash flow, approach that relies upon internally determined assumptions that we believe are consistent with current market conditions for similar properties. The most important assumptions in determining the allocation of the purchase price to tangible assets are the exit capitalization rate, discount rate, estimated market rents, and hypothetical expected lease-up periods. The purchase price of real estate assets is also allocated to intangible assets consisting of the above or below market component of in-place leases, the value of in-place leases as well as, to the extent applicable, acquired in-place leases that may have a customer relationship intangible value. There have been no customer relationship intangible assets related to any of our acquisitions to date.
The value allocable to the above or below market component of an acquired in-place lease is determined based upon the present value (using a discount rate which reflects the risks associated with the acquired leases) of the difference between (i) the contractual amounts to be received pursuant to the lease over its remaining term and (ii) management's estimate of the amounts that would be received using fair market rates over the remaining term of the lease. The amounts allocated to above market leases are included in deferred leasing and other costs in the balance sheet and below market leases are included in other liabilities in the balance sheet; both are amortized to rental income over the remaining terms of the respective leases.
Factors considered in determining the value allocable to in-place leases include estimates, during hypothetical expected lease-up periods, of space that is actually leased at the time of acquisition, of lost rent at market rates, fixed operating costs that will be recovered from tenants, and theoretical leasing commissions required to execute similar leases. These intangible assets are included in deferred leasing and other costs in the balance sheet and are depreciated over the remaining term of the existing lease.

Joint Ventures Policy
 Joint Ventures
We have equity interests in unconsolidated joint ventures that primarily own and operate rental properties or hold land for development. We consolidate those joint ventures that are considered to be VIEs where we are the primary beneficiary. We analyze our investments in joint ventures to determine if the joint venture is considered a VIE and would require consolidation. We (i) evaluate the sufficiency of the total equity investment at risk, (ii) review the voting rights and decision-making authority of the equity investment holders as a group and whether there are any guaranteed returns, protection against losses, or capping of residual returns within the group and (iii) establish whether activities within the venture are on behalf of an investor with disproportionately few voting rights in making this VIE determination.
To the extent that we (i) are the sole entity that has the power to direct the activities of the VIE and (ii) have the obligation or rights to absorb the VIE's losses or receive its benefits, then we would be determined to be the primary beneficiary of the VIE and would consolidate it. At each reporting period, we re-assess our conclusions as to which, if any, party within the VIE is considered the primary beneficiary.
At December 31, 2012, we had three unconsolidated joint ventures that met the criteria to be considered VIEs. In December 2013, one of those joint ventures sold assets and repaid all of its third-party debt, thus removing the subordinated financial support in the form of the guarantee of the joint venture's debt, which we had previously provided. As the result of these events, we re-evaluated the sufficiency of the joint venture's equity at risk and determined that it no longer met the criteria to be considered a VIE. As such, we evaluated the joint venture for consolidation under the voting interest model and determined that the equity method of accounting was still appropriate due to the fact that both we and our partner had substantive participating rights over the joint venture's operations.
After the aforementioned reconsideration event, there were two unconsolidated joint ventures at December 31, 2013 that met the criteria to be considered VIEs. These two unconsolidated joint ventures were formed with the sole purpose of developing, constructing, leasing, marketing and selling or operating properties. The business activities of these unconsolidated joint ventures have been financed through a combination of equity contributions, partner/member loans, and third-party debt that is guaranteed by a combination of us and the other partner/member of each entity. All significant decisions for these unconsolidated joint ventures, including those decisions that most significantly impact each venture's economic performance, require unanimous approval of each joint venture's partners or members. In certain cases, these decisions also require lender approval. Unanimous approval requirements for these unconsolidated joint ventures include entering into new leases, setting annual operating budgets, selling underlying properties, and incurring additional indebtedness. Because no single entity exercises control over the decisions that most significantly affect each joint venture's economic performance, we determined there to be no individual primary beneficiary and that the equity method of accounting is appropriate.
The following table provides a summary of the carrying value in our consolidated balance sheet, as well as our maximum loss exposure under guarantees for the unconsolidated subsidiaries that we have determined to be VIEs at December 31, 2013 and 2012, respectively (in millions):

	Carrying Value		Maximum Loss Exposure
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Investment in unconsolidated companies	$7.5	$54.7	$7.5	$54.7
Guarantee obligations (1)	$(18.4)	$(23.3)	$(112.8)	$(144.8)

(1)
We are party to guarantees of the third-party debt of these joint ventures, and our maximum loss exposure is equal to the maximum monetary obligation pursuant to the guarantee agreements. We have also recorded a liability for our probable future obligation under a guarantee to the lender of one of these ventures, which is included within the carrying value of our guarantee obligations. Pursuant to an agreement with the lender, we may make member loans to this joint venture that will reduce our maximum guarantee obligation, which is $13.4 million at December 31, 2013, on a dollar-for-dollar basis. The carrying value of our recorded guarantee obligations is included in other liabilities in our Consolidated Balance Sheets.

To the extent that our joint ventures do not qualify as VIEs, they are consolidated if we control them through majority ownership interests or if we are the managing entity (general partner or managing member) and our partner does not have substantive participating rights. Control is further demonstrated by our ability to unilaterally make significant operating decisions, refinance debt and sell the assets of the joint venture without the consent of the non-managing entity and the inability of the non-managing entity to remove us from our role as the managing entity. Consolidated joint ventures that are not VIEs are not significant in any period presented in these consolidated financial statements.
We use the equity method of accounting for those joint ventures where we exercise significant influence but do not have control. Under the equity method of accounting, our investment in each joint venture is included on our balance sheet; however, the assets and liabilities of the joint ventures for which we use the equity method are not included on our balance sheet.
To the extent that we contribute assets to a joint venture, our investment in the joint venture is recorded at our cost basis in the assets that were contributed to the joint venture. To the extent that our cost basis is different than the basis reflected at the joint venture level, the basis difference is amortized over the life of the related asset and included in our share of equity in net income of the joint venture. We recognize gains on the contribution or sale of real estate to joint ventures, relating solely to the outside partner's interest, to the extent the economic substance of the transaction is a sale.
When circumstances indicate there may have been a reduction in the value of an equity investment, we evaluate whether the loss in value is other than temporary. If we conclude it is other than temporary we recognize an impairment charge to reflect the equity investment at fair value.

Cash and Cash Equivalents, Policy	Cash Equivalents Investments with an original maturity of three months or less are classified as cash equivalents.
Receivables, Policy
Valuation of Receivables
We reserve the entire receivable balance, including straight-line rent, of any tenant with an amount outstanding over 90 days. Additional reserves are recorded for more current amounts, as applicable, where we have determined collectability to be doubtful. Straight-line rent receivables for any tenant with long-term risk, regardless of the status of current rent receivables, are reviewed and reserved as necessary.

Deferred Charges, Policy
Deferred Costs
Costs incurred in connection with obtaining financing are deferred and are amortized to interest expense over the term of the related loan. All direct and indirect costs, including estimated internal costs, associated with the leasing of real estate investments owned by us are capitalized and amortized over the term of the related lease. We include lease incentive costs, which are payments made on behalf of a tenant to sign a lease, in deferred leasing costs and amortize them on a straight-line basis over the respective lease terms as a reduction of rental revenues. We include as lease incentives amounts funded to construct tenant improvements owned by the tenant. Unamortized costs are charged to expense upon the early termination of the lease or upon early payment of the financing.
Deferred leasing and other costs at December 31, 2013 and 2012, excluding such costs for properties classified as held-for-sale, were as follows (in thousands):

	2013	2012
Deferred leasing costs	$477,374	$466,856
Acquired lease-related intangible assets	383,654	403,018
	$861,028	$869,874

Accumulated amortization - deferred leasing costs	$(247,081)	$(236,335)
Accumulated amortization - acquired lease-related intangible assets	(146,968)	(135,712)
Total	$466,979	$497,827

The expected future amortization, or charge to rental income, of acquired lease-related intangible assets is summarized in the table below (in thousands):

Year	Amortization Expense	Charge to Rental Income
2014	$54,623	$2,265
2015	41,420	1,741
2016	32,610	1,419
2017	26,159	1,176
2018	19,557	1,007
Thereafter	51,893	2,816
	$226,262	$10,424

Debt, Policy
Convertible Debt Accounting
Our 3.75% Exchangeable Senior Notes ("Exchangeable Notes") were issued in November 2006 and had an exchange rate of 20.47 common shares per $1,000 principal amount of the notes, representing an exchange price of $48.85 per common share. We repaid the Exchangeable Notes at the first contractual redemption date in December 2011. We accounted for the debt and equity components of our Exchangeable Notes separately, with the value assigned to the debt component equal to the estimated fair value of debt with similar contractual cash flows, but without the conversion feature, resulting in the debt being recorded at a discount. The resulting debt discount was amortized over the period from its issuance through the date of repayment as additional non-cash interest expense.
Interest expense was recognized on the Exchangeable Notes at an effective rate of 5.62%. The increase to interest expense (in thousands) on the Exchangeable Notes, which led to a corresponding decrease to net income, for the year ended December 31, 2011 is summarized as follows:

2011
Interest expense on Exchangeable Notes, excluding effect of accounting for convertible debt	$5,769
Effect of accounting for convertible debt	2,090
Total interest expense on Exchangeable Notes	$7,859

Noncontrolling Interests Policy
Noncontrolling Interests
Noncontrolling interests relate to the minority ownership interests in the Partnership and interests in consolidated property partnerships that are not wholly-owned by the General Partner or the Partnership. Noncontrolling interests are subsequently adjusted for additional contributions, distributions to noncontrolling holders and the noncontrolling holders' proportionate share of the net earnings or losses of each respective entity. We report noncontrolling interests as a component of total equity.
When a Unit is redeemed (Note 1), the change in ownership is treated as an equity transaction by the General Partner and there is no effect on its earnings or net assets.

Revenue Recognition, Policy
Revenue Recognition
Rental and Related Revenue
The timing of revenue recognition under an operating lease is determined based upon ownership of the tenant improvements. If we are the owner of the tenant improvements, revenue recognition commences after the improvements are completed and the tenant takes possession or control of the space. If we determine that the tenant allowances or improvements we are funding are lease incentives, then we commence revenue recognition when possession or control of the space is turned over to the tenant. Rental income from leases is recognized on a straight-line basis.
We record lease termination fees when a tenant has executed a definitive termination agreement with us and the payment of the termination fee is not subject to any material conditions that must be met or waived before the fee is due to us.
General Contractor and Service Fee Revenue
Management fees are based on a percentage of rental receipts of properties managed and are recognized as the rental receipts are collected. Maintenance fees are based upon established hourly rates and are recognized as the services are performed. Construction management and development fees represent fee-based third-party contracts and are recognized as earned based on the percentage of completion method.
We recognize income on construction contracts where we serve as a general contractor on the percentage of completion method. Using this method, profits are recorded based on our estimates of the percentage of completion of individual contracts, commencing when the work performed under the contracts reaches a point where the final costs can be estimated with reasonable accuracy. The percentage of completion estimates are based on a comparison of the contract expenditures incurred to the estimated final costs. Changes in job performance, job conditions and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined. To the extent that a fixed-price contract is estimated to result in a loss, the loss is recorded immediately.
Unbilled and overbilled receivables on construction contracts totaled $9.9 million and $7.8 million, respectively, at December 31, 2013 and $18.4 million and $2.4 million, respectively, at December 31, 2012. Overbilled receivables are included in other liabilities in the Consolidated Balance Sheets.

Discontinued Operations, Policy
Property Sales
Gains on sales of all properties are recognized in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 360-20. The specific timing of the sale of a building is measured against various criteria in FASB ASC 360-20 related to the terms of the transactions and any continuing involvement in the form of management or financial assistance from the seller associated with the properties. We make judgments based on the specific terms of each transaction as to the amount of the total profit from the transaction that we recognize considering factors such as continuing ownership interest we may have with the buyer ("partial sales") and our level of future involvement with the property or the buyer that acquires the assets. If the full accrual sales criteria are not met, we defer gain recognition and account for the continued operations of the property by applying the finance, installment or cost recovery methods, as appropriate, until the full accrual sales criteria are met. Estimated future costs to be incurred after completion of each sale are included in the determination of the gain on sales.
To the extent that a property has had operations prior to sale, and that we do not have continuing involvement with the property, gains from sales of depreciated property are included in discontinued operations and the proceeds from the sale of these held-for-rental properties are classified in the investing activities section of the Consolidated Statements of Cash Flows.
Rental properties that do not meet the criteria for presentation as discontinued operations are classified as gain on sale of properties in the Consolidated Statements of Operations and Comprehensive Income.

Earnings Per Share, Policy
Net Income (Loss) Per Common Share or Common Unit
Basic net income (loss) per common share or Common Unit is computed by dividing net income (loss) attributable to common shareholders or common unitholders, less dividends or distributions on share-based awards expected to vest (referred to as "participating securities" and primarily composed of unvested restricted stock units), by the weighted average number of common shares or Common Units outstanding for the period.

Diluted net income (loss) per common share is computed by dividing the sum of basic net income (loss) attributable to common shareholders and the noncontrolling interest in earnings allocable to Limited Partner Units (to the extent the Limited Partner Units are dilutive) by the sum of the weighted average number of common shares outstanding and, to the extent they are dilutive, Units outstanding and any potential dilutive securities for the period. Diluted net income (loss) per Common Unit is computed by dividing the basic net income (loss) attributable to common unitholders by the sum of the weighted average number of Common Units outstanding and any potential dilutive securities for the period.

The following table reconciles the components of basic and diluted net income (loss) per common share or Common Unit (in thousands):

	2013	2012	2011
General Partner
Net income (loss) attributable to common shareholders	$153,044	$(126,145)	$31,416
Less: Dividends on participating securities	(2,678)	(3,075)	(3,243)
Basic net income (loss) attributable to common shareholders	150,366	(129,220)	28,173
Noncontrolling interest in earnings of common unitholders	2,094	—	859
Diluted net income (loss) attributable to common shareholders	$152,460	$(129,220)	$29,032
Weighted average number of common shares outstanding	322,133	267,900	252,694
Weighted average Limited Partner Units outstanding	4,392	—	6,904
Other potential dilutive shares	187	—	—
Weighted average number of common shares and potential dilutive securities	326,712	267,900	259,598

Partnership
Net income (loss) attributable to common unitholders	$155,138	$(128,418)	$32,275
Less: Distributions on participating securities	(2,678)	(3,075)	(3,243)
Basic and diluted net loss attributable to common unitholders	$152,460	$(131,493)	$29,032
Weighted average number of Common Units outstanding	326,525	272,729	259,598
Other potential dilutive units	187	—	—
Weighted average number of Common Units and potential dilutive securities	326,712	272,729	259,598

The Limited Partner Units are anti-dilutive to the General Partner for the year ended December 31, 2012, as a result of the net loss for this period. In addition, substantially all potential shares related to our stock-based compensation plans are anti-dilutive for all years presented and potential shares related to our Exchangeable Notes, which were repaid in December 2011, were anti-dilutive for the year ended December 31, 2011. The following table summarizes the data that is excluded from the computation of net income (loss) per common share or Common Unit as a result of being anti-dilutive (in thousands):

	2013	2012	2011
General Partner
Noncontrolling interest in loss of common unitholders	$—	$(2,273)	$—
Weighted average Limited Partner Units outstanding	—	4,829	—
General Partner and Partnership
Other potential dilutive shares or units:
Anti-dilutive outstanding potential shares or units under fixed stock option and other stock-based compensation plans	1,373	1,859	1,677
Anti-dilutive potential shares under the Exchangeable Notes	—	—	3,140
Outstanding participating securities	3,871	4,099	4,780

Comprehensive Income, Policy
Other Comprehensive Income
In February 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-02, Other Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income ("ASU 2013-02"), which was effective for us beginning with the three months ended March 31, 2013. ASU 2013-02 requires presentation of significant amounts reclassified out of accumulated other comprehensive income. Activity within other comprehensive income or loss includes the amortization to interest expense, over the lives of previously hedged loans, of the values of interest rate swaps that have been settled, as well as changes in the fair values of currently outstanding interest rate swaps that we have designated as cash flow hedges. Activity within other comprehensive income is not material for any individual type of activity, as well as for all activities in the aggregate, for all periods presented in this Report.

Income Tax, Policy
Federal Income Taxes
General Partner
The General Partner has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. To qualify as a REIT, the General Partner must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of its REIT taxable income to its shareholders. Management intends to continue to adhere to these requirements and to maintain the General Partner's REIT status. As a REIT, the General Partner is entitled to a tax deduction for the dividends it pays to shareholders. Accordingly, the General Partner generally will not be subject to federal income taxes as long as it currently distributes to shareholders an amount equal to or in excess of its taxable income. The General Partner is also generally subject to federal income taxes on any taxable income that is not currently distributed to its shareholders. If the General Partner fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes and may not be able to qualify as a REIT for four subsequent taxable years.
REIT qualification reduces, but does not eliminate, the amount of state and local taxes we pay. In addition, our financial statements include the operations of taxable corporate subsidiaries that are not entitled to a dividends paid deduction and are subject to federal, state and local income taxes. As a REIT, the General Partner may also be subject to certain federal excise taxes if it engages in certain types of transactions.
The following table reconciles the General Partner's net income (loss) to taxable income (loss) before the dividends paid deduction, and subject to the 90% distribution requirement, for the years ended December 31, 2013, 2012 and 2011 (in thousands):

	2013	2012	2011
Net income (loss)	$196,549	$(75,868)	$96,309
Book/tax differences	49,383	148,462	(12,885)
Taxable income before the dividends paid deduction	245,932	72,594	83,424
Less: capital gains	(108,938)	—	—
Adjusted taxable income subject to the 90% distribution requirement	$136,994	$72,594	$83,424

The General Partner's dividends paid deduction is summarized below (in thousands):

	2013	2012	2011
Total Cash dividends paid	$251,914	$228,330	$232,203
Less: Return of capital	(2,507)	(152,670)	(144,208)
Dividends paid deduction	249,407	75,660	87,995
Less: Capital gain distributions	(108,938)	—	—
Dividends paid deduction attributable to adjusted taxable income subject to the 90% distribution requirement	$140,469	$75,660	$87,995

A summary of the tax characterization of the dividends paid by the General Partner for the years ended December 31, 2013, 2012 and 2011 follows:

	2013	2012	2011
Common Shares
Ordinary income	52.6%	14.1%	3.3%
Return of capital	4.4%	85.9%	96.7%
Capital gains	43.0%	—%	—%
	100.0%	100.0%	100.0%
Preferred Shares
Ordinary income	55.0%	100.0%	100.0%
Capital gains	45.0%	—%	—%
	100.0%	100.0%	100.0%

Partnership
For the Partnership, the allocated share of income and loss other than the operations of its taxable REIT subsidiary is included in the income tax returns of its partners; accordingly the only federal income taxes included in the accompanying consolidated financial statements of the Partnership are in connection with its taxable REIT subsidiary.

Deferred Tax Assets
A full valuation allowance for the deferred tax assets of the taxable REIT subsidiary was maintained for 2013, 2012 and 2011.  Based on the level of historical taxable income and projections of taxable income under our current operating strategy, management believes that it is more likely than not that the taxable REIT subsidiary will not generate sufficient taxable income to realize any of its deferred tax assets.  Income taxes are not material to our operating results or financial position. Our taxable REIT subsidiary has no significant net deferred income tax positions or unrecognized tax benefit items.
Cash Paid for Income Taxes
We paid state and local income taxes of $830,000, $580,000 and $340,000 in 2013, 2012 and 2011, respectively.

Fair Value Measurements Policy
Fair Value Measurements
We follow the framework established under accounting standard FASB ASC 820 for measuring fair value of non-financial assets and liabilities that are not required or permitted to be measured at fair value on a recurring basis but only in certain circumstances, such as a business combination.
Assets and liabilities recorded at fair value on the consolidated balance sheets are categorized based on the inputs to the valuation techniques as follows:
Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities to which we have access.
Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates and yield curves that are observable at commonly quoted intervals.
Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity's own assumptions, as there is little, if any, related market activity.
In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Use of Estimates, Policy
Use of Estimates
The preparation of the financial statements requires management to make a number of estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. The most significant estimates, as discussed within our Summary of Significant Accounting Policies, pertain to the critical assumptions utilized in testing real estate assets for impairment, estimating the fair value of real estate assets when an impairment event has taken place and allocating the purchase price of acquired properties to tangible and intangible assets based on their respective fair values. Actual results could differ from those estimates.